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                                                                   EXHIBIT 10.10

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


                  This First Amendment (this "AMENDMENT") is entered into as of August 3, 1999, between DURAMED PHARMACEUTICALS, INC. ("BORROWER"), and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("LENDER").

                  WHEREAS, Borrower has requested that Lender agree to increase the principal amount of the Maximum Facility Amount and modify certain covenants of that certain Loan and Security Agreement dated November 6, 1998 (the "LOAN AGREEMENT"); and

                  WHEREAS, Lender has agreed to do so subject to the terms contained herein;

                  NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  2. AMENDMENTS TO LOAN AGREEMENT.

                  (a) Subsection 2.2(d) of the Loan Agreement is hereby amended to replace the reference to "$10,000,000" with "$17,000,000".

                  (b) Subsection 9.8 of the Loan Agreement is hereby amended to replace the referenced to "$33,000,000" with "$40,000,000".

                  (c) Subsection 1(a) of Schedule A is amended to increase the Maximum Facility Amount from $33,000,000 to $40,000,000.

                  (d) Subsection 1(b)(i) of Schedule A is amended to read as follows:

                  (i) Accounts Advance Rate:

                                    85% (75% on accounts arising from the sale of Cenestin(C), which advance rate on accounts arising from the sale of Cenestin(C) Lender may, in its sole discretion, consider increasing upon a showing of the successful sales performance of Cenestin(C), but which Lender shall not be required to increase); PROVIDED, that if the Dilution Percentage exceeds 5%, Lender may, at its option, (A) reduce such advance rate by the

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                                    number of full or partial percentage points
                                    of such excess or (B) establish a Reserve on account of such excess

                  (e) Subsection 1(d)(i) of Schedule A is hereby amended to replace the reference to "$12,000,000" with "$13,000,000".

                  (f) Subsection 1(c) of Schedule A is hereby amended to add the following subpart (i) in appropriate order:

                     (i)   Sublimit on advances     $3,750,000, until further
                           against accounts         notice from Lender, which
                           arising from the         Lender may give or
                           sale of Cenestin(C)      withhold in its sole
                                                    discretion upon a showing
                                                    of the successful sales
                                                    performance of Cenestin(C)



                  (g) Subsection 2(a) of Schedule A is hereby amended to read "Principal Amount for Term Loan A".

                  (h) Subsection 2(b) of Schedule A is hereby amended to read "Repayment Schedule for Term Loan A".

                  (i) Subsection 2(b)(i) of Schedule A is hereby amended to read as follows:

              (i) Equipment Advance:    The Equipment Advance shall be repaid in
                                        consecutive monthly installments payable on the first day of each calendar month in installments as follows:

                                        August 1, 1999 to July 30, 2000 -
                                        $158,341.61

                                        August 1, 2000 to Maturity Date -
                                        $67,046.58

                                        with the entire unpaid balance due and
                                        payable on the Maturity Date; PROVIDED,
                                        that if at any time Lender determines
                                        that the unpaid principal balance of the Equipment Advance exceeds 85% of the value of Eligible Equipment owned by Borrower on the date of the Agreement as set forth on the most recent of the Updated Equipment Appraisals (as defined in Section 12 of this Schedule A), then, Borrower shall repay


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                                        such excess in 6 equal consecutive
                                        monthly installments payable on the
                                        first day of each calendar month
                                        commencing with the month immediately
                                        following the date of such determination by Lender (which payments shall be in addition to the regular amortization payments set forth above), AND PROVIDED FURTHER, that if Borrower's cumulative pre-tax loss (net of any Included Subordinated Debt and any Additional Equity) from October 1, 1998 through the end of the Term is less than $4,000,000, the monthly amortization with respect to the Equipment Advance shall immediately upon telephonic or other notice from Lender to Borrower be reduced to $67,046.58; PROVIDED, that if Borrower fails to pay immediately when due any such amounts to Lender, such failure shall constitute an Event of Default under Section 8.1(ii) of the Agreement, BUT PROVIDED FURTHER, that if Borrower has Cash Flow greater than $0 for each of six consecutive months, and if no Default or Event of Default then exists, Lender will consider entering into a written amendment of the Agreement increasing the Loan Limit with respect to the Equipment Advance back to the lesser of $6,000,000 and 85% of the appraised auction sale value of Borrower's Eligible Equipment, but Lender shall have no obligation to agree to any such increase




          (j) Section 2 of Schedule A is hereby amended to insert the following subsections (c) and (d) in appropriate order:

               (c)   Principal Amount for Term Loan B:    $7,000,000

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           (d)   Repayment Schedule     Term Loan B shall be repaid in equal
                 for Term Loan B:       consecutive monthly installments
                                        amortized over 48 months payable on the
                                        first day of each calendar month
                                        commencing September 1, 1999, with the
                                        entire unpaid balance due and payable on the Maturity Date; PROVIDED, that if Borrower's cumulative pre-tax loss (net of any Included Subordinated Debt and any Additional Equity) from August 1,
                                        1999 through the end of the Term exceeds
                                        $4,000,000, the principal amount with
                                        respect to Term Loan B shall be
                                        automatically reduced by $2,000,000 and
                                        Borrower shall immediately repay to
                                        Lender such amounts as shall cause
                                        Borrower to be in full compliance with
                                        such reduced principal amount (which
                                        payment shall be in addition to the
                                        regular amortization payments set forth
                                        above), PROVIDED FURTHER, that if
                                        Borrower's cumulative pre-tax loss (net
                                        of any Included Subordinated Debt and
                                        any Additional Equity) from August 1,
                                        1999 through the end of the Term should
                                        thereafter be reduced to less than
                                        $4,000,000, Lender will, in its sole
                                        discretion, consider increasing the
                                        principal amount with respect to Term
                                        Loan B by $2,000,000; PROVIDED FURTHER,
                                        that if Borrower fails to pay
                                        immediately when due any such amounts to Lender, such failure shall constitute an Event of Default under Section 8.1(ii) of the Agreement; PROVIDED FURTHER, that if Borrower completes an additional public offering of common or preferred stock, Lender will have the option, in Lender's sole discretion, to require
                                        Borrower to prepay Term Loan B in full
                                        or in part with the net proceeds (after
                                        payments, charges and expenses) of such
                                        offering (without obligation to pay more than the aggregate amount of the net proceeds of such public offering);
                                        PROVIDED FURTHER, that Borrower shall
                                        prepay an aggregate principal amount of
                                        Term Loan B, on the last day of each
                                        fiscal quarter beginning with the fiscal quarter ending December 31, 1999, equal to 50% of the amount by which the Cash
                                        Flow after actual cash taxes paid for
                                        such fiscal quarter exceeds $0, with
                                        each such prepayment being applied to
                                        the installments



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                                        of principal owing on Term Loan B in the
                                        inverse order of their maturity.

                  (k) Subsection 3(b) of Schedule A is hereby amended to read as follows:

              (b)   Term Loan A:  0.75% per annum in excess of the Prime Rate

                    Term Loan B:  1.25% per annum in excess of the Prime Rate

                  (l) Section 5 of Schedule A is hereby amended to insert the following subsections (c) and (d) in appropriate order:

              (c)    Maximum days after
                     original INVOICE DATE for               150
                     accounts arising from the
                     sale of Cenestin(C) between
                     May 1, 1999 and July 15, 1999

              (d)    Maximum days after
                     original INVOICE DUE DATE                30
                     for accounts arising from the
                     sale of Cenestin(C)
                     between May 1, 1999
                     and July 15, 1999

                  (m) Subsection 6(g) of Schedule A is hereby amended to read as follows:

                (g)      Warrants:   110,000 warrants at 110% of market value.

                  (n) Subsection 13(a) of Schedule A is hereby amended to increase the maximum amount Borrower may invest or loan to Europe in the aggregate during any fiscal quarter of Borrower from $100,000 to $200,000.

                  (o) Schedule B is amended to replace the definition of "CAPITAL EXPENDITURES" with the following:

                  "CAPITAL EXPENDITURES" means the amount capitalized for capital expenditures (including, without limitation, with respect to capitalized leases) for the period, as determined in accordance with GAAP.

                  (p) Schedule B is amended to replace the definition of "CASH FLOW" with the following:

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                "CASH FLOW" means at any time of calculation, on a cumulative basis from the date of the Agreement through the date of calculation (unless a different time period is expressly specified elsewhere in the Agreement), Borrower's net income (or net loss) before taxes for such period, PLUS depreciation and amortization deducted in determining net income for such period, LESS Capital Expenditures for such period not financed, LESS all current principal maturities (including, without limitation, the principal portion of scheduled payments of capital lease obligations) paid or scheduled to be paid during such period, all as determined by Lender, on a consistent basis, based upon the most recent financial statements received by Lender from Borrower.

                  3.CENESTIN(C). Nothing contained in this Amendment shall impair Lender's rights under the Loan Agreement to declare an Event of Default if the outcome of any litigation by Schein concerning Cenestin(C) either violates subsection 8.1 of the Loan Agreement or is materially adverse to Borrower (as determined by Lender in its sole discretion), nor shall anything contained in this Amendment impair the Lender's rights under the Loan Agreement to deem any Inventory relating to Cenestin(C), any Accounts arising from the sale of Cenestin(C) or any other Collateral to be ineligible.

                  4. EQUIPMENT. Borrower may utilize Revolving Loans to purchase items of Equipment with an original cost not to exceed $1,000,000 in the aggregate that have been or will be hereafter affixed to any real property in such a manner, or with such intent, as to become a fixture and such $1,000,000 in purchases shall not be applied against the $100,000 limit specified in subsection 5.3(ii) of the Loan Agreement; PROVIDED THAT, Lender shall not limit or waive any of its other rights and remedies under the Loan Agreement or any other Loan Document.


                  5. CONDITIONS PRECEDENT. This Amendment shall become effective when the Lender shall have received a $140,000 amendment fee and each of the following, duly executed and in form and substance satisfactory to
Lender:

                  (a)  a fully executed copy hereof;

                  (b) the Term Note B;

                  (c) a fully executed copy of the Warrant for the Purchase of Shares of Common Stock dated as of even date herewith, as described in Subsection 2(j) herein;

                  (d) a fully executed copy of the First Amendment to Patent Mortgage; and

                  (e) a fully executed copy of the First Amendment to Trademark Mortgage;

                  6. CONDITION SUBSEQUENT. Borrower hereby agrees to use its best efforts to grant to Lender a security interest in the Exclusive License for generic Biologicals Limited on the use of Z-Tamoxifen in Oncology in the United States, and to use its best efforts to obtain together the consent of licensor thereto, within sixty (60) days of the date hereof.

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                  7. MISCELLANEOUS.

                  (a) WARRANTIES AND ABSENCE OF DEFAULTS. In order to induce Lender to enter into this Amendment, Borrower hereby warrants to Lender, as of the date hereof, that:

                  (i) The representations and warranties of Borrower contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof.

                  (ii) All information, reports and other papers and data heretofore furnished to Lender by Borrower in connection with this Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof. None of the information furnished to Lender by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

                  (iii) No Event of Default or Default exists as of the date hereof.

         (b) EXPENSES. Borrower agrees to pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered in connection herewith. In addition, Borrower agrees to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this SECTION 4(B) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

         (c) GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

         (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         (e) REFERENCE TO LOAN AGREEMENT. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any other Loan Documents, or other agreements,

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documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         (f) SUCCESSORS. This Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and the successors and assigns of Lenders.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized and delivered at New York, New York as of the date first above written.

                                   DURAMED PHARMACEUTICALS, INC.


                                   By  /s/ Timothy J. Holt
                                      -----------------------------------
                                   Its: Senior Vice President Finance


                                   NATIONSCREDIT COMMERCIAL CORPORATION,
                                   THROUGH ITS NATIONSCREDIT
                                   COMMERCIAL FUNDING DIVISION


                                   By: Lynne Ciaccia
                                      -----------------------------------
                                   Its:  Authorized Signatory





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